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                                                                  EXHIBIT 10.24


                                                                 EXECUTION COPY


                               THIRD AMENDMENT TO
                AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT


         THIS THIRD AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this "Amendment"), dated as of March 28, 2003, is made and entered into by and between PREMIER BOXBOARD LIMITED LLC, a Delaware limited liability company ("Borrower"), and SUNTRUST BANK, a Georgia banking corporation formerly known as SunTrust Bank, Atlanta ("Lender").

                                  WITNESSETH:

           WHEREAS, the Lender and the Borrower are party to that certain Amended and Restated Revolving Credit Agreement, dated as of December 18, 2000, as amended by that certain First Amendment to Amended and Restated Revolving Credit Agreement, dated as of March 12, 2001 and by that certain Second Amendment to Amended and Restated Revolving Credit Agreement, dated as of September 20, 2002 (as so amended and as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"; capitalized terms used but not defined herein shall have the meaning assigned to them in the Credit Agreement), pursuant to which the Lender made available to Borrower credit facilities subject to the terms and conditions set forth therein;

           WHEREAS, the Borrower has requested that the Lender amend the Credit Agreement in the manner set forth below, and the Lender is willing to do so subject to the terms and conditions contained therein;

           NOW, THEREFORE, in consideration of the terms and conditions contained herein, the parties hereto, intending to be legally bound, hereby amend the Credit Agreement and agree as follows:

         1. The Credit Agreement is hereby amended by deleting the definitions of "Commitment Amount", "LC Commitment Amount" and "Termination Date" in their entirety and inserting the following new definitions in lieu thereof:

                  "Commitment Amount" shall mean $20,285,094.70, as the same may be decreased from time to time as a result of any reduction thereof pursuant to Section 2.03 or any amendment thereof pursuant to
         Section 9.02.

                  "LC Commitment Amount" shall mean that portion of the Commitment Amount that may be used by the Borrower for the issuance of Letters of Credit in an aggregate undrawn amount not to exceed $285,094.70.

                  "Termination Date" shall mean the earlier of (i) January 5, 2004 and (ii) the date on which all amounts outstanding under this Agreement have been declared by the Lender or automatically become due and payable (whether by acceleration or otherwise).


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         2.       Section 2.02 of the Credit Agreement is hereby amended by
deleting subsection (a) thereto in its entirety and inserting in lieu thereof the following new subsection (a):

                  (a) Subject to and upon the terms and conditions herein set forth, Lender agrees to make to Borrower, from time to time prior to (but not on or after) March 28, 2003, Loans in an aggregate principal amount outstanding at any time not to exceed the Commitment Amount. Any amounts repaid with respect to the Loans may not be reborrowed by Borrower at any time on or after March 28, 2003, and the Commitment shall automatically be reduced by the amount of any repayments of principal made on or after March 28, 2003.

         3. Section 2.03 of the Credit Agreement is hereby amended by adding the following new subsection (d) thereto:

                  (d) Notwithstanding any of the foregoing, any amounts reimbursed with respect to any LC Disbursement may not be reborrowed by Borrower at any time on or after March 28, 2003, and the LC Commitment shall automatically be reduced by the amount of any repayments of LC Disbursements made on or after March 28, 2003.

         4. Section 3.05 of the Credit Agreement is amended by adding the following as a new subsection (d) thereof:

                  (d) Until all Obligations have been paid in full, all Letters of Credit have been cash collateralized in a manner acceptable to the Lender and the Commitment has been terminated, the Borrower shall pay to the Lender a fee of $100,000 on the first day of each calendar month, commencing on July 1, 2003.

         5. The amendments to the Credit Agreement set forth in Sections 1 through 3 above shall not be deemed effective until each of the following conditions precedent has been satisfied:

                  (a) The Lender shall have received from the Borrower duly executed counterparts of this Amendment;

                  (b) The Lender shall have received from Caraustar duly executed counterparts of that certain Seventh Amendment to Guaranty Agreement, dated as of the date hereof, by and between Caraustar and Lender;

                  (c) The Lender shall have received a duly executed Acknowledgement of Guaranty Agreement from Inland Paperboard in favor of the Lender, and a duly executed Acknowledgement of Counter Guaranty Agreement from Temple-Inland in favor of the Lender;

                  (d) The Lender shall have received evidence that an amendment to the Security Agreement and an amendment to the Caraustar Credit Agreement, each in form and


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         substance satisfactory to the Lender in its sole discretion, has been executed by the Borrower and all lenders party to the Caraustar Credit Agreement; and

                  (e) The Lender shall have received (i) an amendment fee equal to $75,000.00 and (ii) reimbursement of all of its out-of-pocket costs and expenses incurred by the Lender (including the reasonable fees and expenses of the Lender's legal counsel), incurred in connection with the arrangement, negotiation, preparation, execution and delivery of this Amendment.

         6. Except as expressly provided herein, the Credit Agreement shall continue in full force and effect, and the unamended terms and conditions of the Credit Agreement are expressly incorporated herein and ratified and confirmed in all respects. This Amendment is not intended to be or to create, nor shall it be construed as, a novation or an accord and satisfaction.

         7. From and after the date hereof, references to the Credit Agreement shall be references to the Credit Agreement as amended hereby.

         8. This Amendment constitutes the entire agreement between the parties hereto with respect to the subject matter hereof. Neither this Amendment nor any provision hereof may be changed, waived, discharged, modified or terminated orally, but only by an instrument in writing signed by the parties required to be a party thereto pursuant to Section 9.02 of the Credit Agreement.

         9. THIS AMENDMENT SHALL BE GOVERNED IN ALL RESPECTS BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF).

         10. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same document, and shall be effective as of the date first above written.

         11. Borrower shall reimburse the Lender for the reasonable fees and expenses of counsel for the Lender in connection with this Amendment.


                  [Remainder of Page Intentionally Left Blank]


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         IN WITNESS WHEREOF, Borrower and the Lender have caused this Amendment to be executed as of the date first above written.


                                    BORROWER:

                                    PREMIER BOXBOARD LIMITED LLC


                                    By: /s/ Ronald J. Domanico
                                       ----------------------------------------
                                       Name: Ronald J. Domanico
                                       Title: Vice President and Chief
                                              Financial Officer


      [SIGNATURE PAGE TO THIRD AMENDMENT TO AMENDED AND RESTATED REVOLVING
                                CREDIT AGREEMENT
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                                    SUNTRUST BANK, formerly known as
                                    SUNTRUST BANK, ATLANTA


                                    By: /s/ J. Scott Deviney
                                       ----------------------------------------
                                       Name: J. Scott Deviney
                                       Title: V.P.


      [SIGNATURE PAGE TO THIRD AMENDMENT TO AMENDED AND RESTATED REVOLVING
                                CREDIT AGREEMENT